EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of 4Licensing Corporation (the “Company”), that the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2014

By: /s/ Bruce R. Foster
Bruce R. Foster
Chief Executive Officer Executive Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to 4Licensing Corporation and will be retained by 4Licensing Corporation and furnished to the Securities and Exchange Commission or its staff upon request.